Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Subsequent events

Declaration of Dividend for the First Quarter 2013

On February 27, 2013, the board of directors of Piedmont declared dividends for the first quarter 2013 in the amount of $0.20 (20.00 cents) per share on its common stock to stockholders of record as of the close of business on March 8, 2013. Such dividends are to be paid on March 22, 2013.

Contract to Purchase Asset in Washington, D.C.

On February 13, 2013, Piedmont entered into a binding contract to purchase an office property located in Washington, D.C. for approximately $175.6 million, with an anticipated close date in March 2013.